                                                                    Exhibit 99.3


INDEPENDENT AUDITORS' REPORT


To the Board of Directors
Make Systems, Inc.:

We have audited the accompanying statements of net assets to be sold of the NetMaker Division (the "Division") of Make Systems, Inc. ("Make Systems") as of December 31, 2000 and 1999, and the related statements of net revenues and direct operating expenses for the years then ended. These financial statements are the responsibility of Make Systems' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements were prepared to present the net assets of the Division pursuant to the Asset Purchase Agreement (the "Agreement") described in Note 1 and the related net revenues and direct operating expenses of the Division. Such financial statements are not intended to be a complete financial statement presentation of the Division to be sold and may not be indicative of conditions that would have existed or results that would have occurred had the Division operated as an unaffiliated entity.

In our opinion, such financial statements present fairly, in all material respects, the net assets at December 31, 2000 and 1999 of the Division to be sold pursuant to the Agreement, and the net revenues and direct operating expenses for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

San Jose, California
April 20, 2001

NETMAKER DIVISION OF MAKE SYSTEMS, INC.

STATEMENTS OF NET ASSETS TO BE SOLD
DECEMBER 31, 2000 AND 1999
-----------------------------------------------------------------------------------------------------------

ASSETS                                                                             2000              1999
ACCOUNTS RECEIVABLE - Unbilled                                                 $  294,050        $   99,150

PREPAID EXPENSES                                                                  177,771           169,997

PROPERTY AND EQUIPMENT, Net                                                       504,022           700,666

DEPOSITS AND OTHER ASSETS                                                         103,055           168,943
                                                                               ----------        ----------

TOTAL ASSETS                                                                    1,078,898         1,138,756
                                                                               ==========        ==========

LIABILITIES

DEFERRED REVENUE                                                                  191,540           385,384

CAPITAL LEASE OBLIGATION                                                           31,412            45,368

COMMITMENTS (Note 4)
                                                                               ----------        ----------

TOTAL LIABILITIES                                                                 222,952           430,752
                                                                               ----------        ----------

NET ASSETS TO BE SOLD                                                          $  855,946        $  708,004
                                                                               ==========        ==========

See notes to financial statements.

NETMAKER DIVISION OF MAKE SYSTEMS, INC.

STATEMENTS OF NET REVENUES AND DIRECT OPERATING EXPENSES
YEARS ENDED DECEMBER 31, 2000 AND 1999
------------------------------------------------------------------------------------------------------------

                                                                                   2000               1999
REVENUES:
  License                                                                     $   252,573        $ 2,505,607
  Services                                                                      1,566,943          1,672,013
                                                                              -----------        -----------

    Net revenues                                                                1,819,516          4,177,620
                                                                              -----------        -----------

DIRECT  OPERATING  EXPENSES:
  Cost of license revenues                                                         93,383             54,173
  Cost of services revenues                                                     1,712,564          1,546,156
  Research and development                                                      3,333,273          3,268,267
  Selling and marketing                                                           385,360            916,473
                                                                              -----------        -----------

           Total direct operating expenses                                      5,524,580          5,785,069
                                                                              -----------        -----------

DEFICIENCY  OF  DIRECT  OPERATING
  EXPENSES  OVER  NET  REVENUES                                               $(3,705,064)       $(1,607,449)
                                                                              ===========        ===========

See notes to financial statements.

NETMAKER DIVISION OF MAKE SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2000 AND 1999
--------------------------------------------------------------------------------

1. BACKGROUND AND BASIS OF PRESENTATION

   NetMaker is a division of Make Systems, Inc. ("Make Systems") and is engaged in the development and marketing of network resource planning software and services for managing communication networks.

   The accompanying financial statements have been prepared for the purpose of presenting the net assets of the NetMaker Division (the "Division") to be sold pursuant to the Asset Purchase Agreement (the "Agreement") dated March 20, 2001 between Make Systems, OPNET Development Corp. (the "Buyer" or "OPNET"), OPNET Technologies, Inc. and Metromedia Company, and the net revenues and direct operating expenses as of the dates and for the periods indicated. The transaction was consummated on March 30, 2001. Pursuant to the Agreement, Make Systems sold to the Buyer certain assets and the Buyer assumed certain operating liabilities, in exchange for consideration of $5,000,000 in cash and 650,000 OPNET Technologies, Inc. common shares, subject to adjustment based on net tangible assets as of the closing date as defined in the Agreement. OPNET Technologies, Inc. is the parent company of the Buyer.

   The net assets of the Division as defined in the Agreement consist primarily of the assets used to develop and market the network resource planning software, and deferred maintenance revenue. The Division's operations are primarily conducted in the United States of America.

   Historically, financial statements have not been prepared for the Division and the accompanying financial statements are derived from the historical accounting records of Make Systems. A statement of cash flows is not presented because Make Systems does not maintain separate cash accounts for the Division. Cash receipts and disbursements of the Division are recorded in cash accounts maintained by Make Systems. The financial statements are not intended to be a complete presentation of the Division's financial position and results of operations as of the dates and for the periods presented and may not be indicative of the results after the acquisition by the Buyer. However, supplemental cash flow information for the NetMaker Division is summarized in Note 5.

   The statement of net revenues and direct operating expenses include all revenues and expenses directly attributable to the Division. Debt, interest expense on debt, corporate overhead (e.g., legal and accounting) and income tax expense have not been allocated to the Division, as Make Systems' systems and procedures do not provide for a reasonable cost allocation. Unbilled accounts receivable, other assets, property and equipment and deferred revenue have been reflected in the accompanying statement of net assets to be sold pursuant to the terms of the Agreement. Accordingly, the accompanying financial statements do not represent a full financial statement presentation of the Division, and do not purport to be indicative of the operating results of the Division had such business operated on a stand-alone basis. In addition, the historical operating results may not be indicative of the results after acquisition by the Buyer.

2. SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

   Use of Estimates - The Division's management has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

   Concentration of Credit Risk - Financial instruments which potentially expose the Division to concentrations of credit risk consist primarily of accounts receivable. The Division generally does not require its customers to provide collateral or other security; however, the Division performs ongoing credit evaluations of its customers and, if necessary, maintains allowances for estimated possible losses.

   Property and Equipment - Property and equipment and purchased software are stated at cost. Accumulated depreciation and amortization are provided using the straight-line method over the estimated useful lives of the related assets; generally three to five years. Leasehold improvements are amortized over their useful lives or the remainder of the lease term, whichever is shorter.

   Impairment of Long-Lived Assets - Long-lived assets are reviewed for impairment when events or circumstances indicate that the carrying amount of the long-lived asset may not be recoverable by comparing carrying value to net realizable value, determined based on estimated undiscounted cash flows over the remaining useful lives. If impairment is indicated, the carrying amount of the asset is reduced to its fair value.

   Software Development Costs - Development costs incurred in the research and development of new software products and enhancements to existing software products are expensed as incurred until technological feasibility has been established, after which time development costs required to attain general production release are capitalized. To date, the Division's software development has essentially been completed concurrent with the establishment of technological feasibility and, accordingly, no costs have been capitalized to date.

   Revenue Recognition - Revenue from software arrangements is allocated to each element of the arrangement based on the relative fair values of the elements, such as software products, upgrades, enhancements, post contract customer support, installation or training, based on vendor specific objective evidence which is specific to the Division. Revenue allocated to software products, specified upgrades and enhancements is recognized upon delivery of the related products, upgrades and enhancements. Revenue allocated to post contract customer support is recognized ratably over the term of the support, and revenue allocated to service elements is recognized as the services are performed. Revenue and profits under contracts requiring significant customization are recognized using the percentage-of-completion method of contract accounting, based on the ratio of incurred labor to total estimated labor.

   Income Taxes - The financial results of the Division are included in the consolidated income tax returns of Make Systems, All income tax related assets and liabilities, including deferred income taxes, are excluded from the accompanying financial statements as the information needed to quantify the effects of such items is not reasonably determinable.

   Certain Significant Risks and Uncertainties - The Division operates in the dynamic software industry and, accordingly, can be affected by a variety of factors. For example, management of the Division believes that changes in any of the following areas could have a significant negative effect on the Division in terms of its future financial position, results of operations and cash flows: ability to obtain additional financing; regulatory changes; fundamental changes in the technology underlying the Division's products or services; market acceptance of the Division's products under development; litigation or other claims against the Division; the hiring, training and retention of key employees; successful and timely completion of product development efforts; and new product introductions by competitors.

   Recently Issued Accounting Standards - In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This statement requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Gains or losses resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. SFAS No. 133, as amended, will be effective for the Company's fiscal year ended December 31, 2001. Make Systems has determined that the adoption of this statement will not have a material impact on the Division's financial position, results of operations or cash flows.

   In December 1999, the SEC issued Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements," which summarizes certain of the SEC staff's views in applying generally accepted accounting principles to revenue recognition in financial statements. The Division believes that its revenue recognition policy complies with the provisions of SAB No. 101.

3. PROPERTY  AND  EQUIPMENT,  NET

   Property and equipment as of December 31 consist of:

                                                                          2000               1999

Computer equipment                                                     $ 1,001,616        $ 1,102,149
Purchased software                                                         454,140            484,581
Furniture and fixtures                                                     173,653            250,639
Leasehold improvements                                                       8,218             15,716
                                                                       -----------        -----------

                                                                         1,637,627          1,853,085
Less accumulated depreciation and amortization                          (1,133,605)        (1,152,419)
                                                                       -----------        -----------

                                                                       $   504,022        $   700,666
                                                                       ===========        ===========

   Property and equipment includes capital leased assets with a cost of $46,925 and $46,925, and accumulated amortization of $9,385 and $0 at December 31, 2000 and 1999, respectively.

   The Division recorded depreciation and amortization expense of $237,376 and $304,103 for the years ended December 31, 2000 and 1999, respectively, which are included in direct operating expenses in the accompanying statements of net revenues and direct operating expenses.

4. COMMITMENTS

   The Division leases its office facilities under operating leases and certain equipment under capital leases. Future minimum lease payments relating to such noncancelable leases to be assumed by the Buyer are as follows:

Year Ending                                                                  Capital        Operating
December 31,                                                                 Leases           Leases
     2001                                                                      $18,689        $211,800
     2002                                                                       17,131         209,063
     2003                                                                            -          51,777
                                                                               -------        --------

Total                                                                           35,820        $472,640
                                                                                              ========
Less amounts representing interest                                              (4,408)
                                                                               -------

Total                                                                          $31,412
                                                                               =======

   Rent expense for 2000 and 1999 was approximately $386,000 and $234,000, respectively.


   Under various licensing agreements, the Division is required to pay royalties on the sales of certain products that incorporate licensed technology. Royalty expense under such agreements was approximately $76,000 and $13,000 in 2000 and 1999, respectively, and is included in direct operating expenses in the accompanying statement of net revenues and direct operating expenses. There are no required future minimum royalty payments for such license agreements.

5. SUPPLEMENTAL  CASH  FLOW  INFORMATION  (UNAUDITED)

   A statement of cash flows has not been presented because Make Systems does not maintain separate cash accounts for the Division. Cash receipts and disbursements of the Division are recorded in cash accounts maintained by Make Systems. Net cash used in operating activities of the Division, based on the Division's net revenues and direct operating expenses and the changes in its operating assets and liabilities, was approximately $1.98 million and $3.2 million for the years ended December 31, 2000 and 1999, respectively.

   Net cash used in investing activities consisted of purchases of property and was approximately $110,000 and $360,000 for the years ended December 31, 2000 and 1999, respectively.

   Cash requirements of the Division were met primarily through financing activities of Make Systems and, accordingly, there were no cash flows from financing activities directly related to the Division.

                                   * * * * *